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                      SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 20549

                                   Form 8-K

                    Pursuant to Section 12 or 15(d) of the
                      Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported): 05/25/97

                        FINANCIAL ASSET SECURITIES CORP

             (AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT
           DATED AS OF MARCH 14, 1997, PROVIDING FOR THE ISSUANCE OF
                    CITYSCAPE HOME LOAN OWNER TRUST 1997-2
                  HOME LOAN ASSET BACKED NOTES SERIES 1997-2)
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            (Exact name of registrant as specified in its charter)

          Delaware              333-21071-06             None
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 (State or Other Jurisdiction    (Commission        (I.R.S. Employer
      of Incorporation           File Number)     Identification Number)

                              600 Steamboat Road
                         Greenwich, Connecticut  06830
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                      (Address of Principal    (Zip Code)
                       Executive Offices)

      Registrant's telephone number, including area code: (203) 625-2700

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 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Not applicable
 (b) Not applicable
 (c) Exhibits:
      20.1  Cityscape Home Loan Asset Backed Notes Series 1997-2
            Distribution Statement dated 05/25/97.


 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: 08/15/97

 FINANCIAL ASSET SECURITIES CORP by First Trust National Association, as Trustee for Cityscape Home Loan Owner Trust 1997-2, Home Loan
 Asset Backed Notes Series 1997-2.

 By:    /s/ Lynn Steiner
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 Name:    Lynn Steiner
 Title:   Vice President
 Company: First Trust National Association